Exhibit (23)(b)

Freedman, Levy, Kroll & Simonds

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 5 to Form S-1 on the Form S-3 Registration Statement of Glenbrook Life and Annuity Company (File No. 333-07275).

                                    /s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
April 26, 1999


Freedman, Levy, Kroll & Simonds